SUB-ITEM 77 C:
Submission of matters to a
vote of security holders

A Special Meeting of
Shareholders of Federated
Automated Cash
Management Trust,
Federated Automated
Government Cash
Reserves, Federated
California Municipal Cash
Trust, Federated Capital
Reserves Fund, Federated
Connecticut Municipal Cash
Trust, Federated Florida
Municipal Cash Trust,
Federated Georgia
Municipal Cash Trust,
Federated Government
Obligations Fund, Federated
Government Obligations
Tax-Managed Fund,
Federated Government
Reserves Fund, Federated
Liberty U.S. Government
Money Market Trust,
Federated Massachusetts
Municipal Cash Trust,
Federated Master Trust,
Federated Michigan
Municipal Cash Trust,
Federated Minnesota
Municipal Cash Trust,
Federated Money Market
Management, Federated
Municipal Obligations Fund,
Federated Municipal Trust,
Federated New Jersey
Municipal Cash Trust,
Federated New York
Municipal Cash Trust,
Federated North Carolina
Municipal Cash Trust,
Federated Ohio Municipal
Cash Trust, Federated
Pennsylvania Municipal
Cash Trust, Federated
Prime Cash Obligations
Fund, Federated Prime
Obligations Fund, Federated
Prime Value Obligations
Fund, Federated Tax-Free
Obligations Fund, Federated
Tax-Free Trust, Federated
Treasury Obligations Fund,
Federated Trust for U.S.
Treasury Obligations,
Federated U.S. Treasury
Cash Reserves, Federated
Virginia Municipal Cash
Trust and Tax-Free Money
Market Fund (collectively,
the ?Funds?),  portfolios of
Money Market Obligations
Trust  (the ?Trust?), was held
on August 6, 2015.  The
following item, which is
required to be reported
under this SUB-ITEM 77C,
was voted on at the meeting:

AGENDA ITEM 1
To elect certain Trustees
(?Trustees?) of the Trust,
each to hold office for the
term inidcated.1
Name
   For
Against

Abstain
John T. Collins
82,247,412,683.875
1,206,600,137.258

2,937,326,406.466
G. Thomas Hough
82,472,127,518.626
972,044,673.236

2,947,167,035.737
Maureen Lally-Green
82,231,174,135.426
1,240,359,680.593

2,919,805,411.580
P. Jerome Richey
82,307,948,884.016
1,107,052,521.345

2,976,337,822.238
1	The following Trustees
continued their terms: John
F. Donahue, J. Christopher
Donahue, Peter E. Madden,
Charles F. Mansfield, Jr.,
Thomas M. O?Neill and John
S. Walsh.

Due to insufficient
affirmative shareholder vote
for the remaining
shareholder proposals, the
August 6, 2015 Special
Meeting of Shareholders of
the Funds was adjourned
until August 10, 2015 and
subsequently adjourned
again to August 12, 2015.

At the August 12, 2015
Special Meeting of
Shareholders, the following
items were considered by
shareholders of Trust and
the results of their voting
were as follows:
AGENDA ITEM 2
To modernize and make
more efficient the Trust?s
Declaration of Trust through
the following amendments:

(a)	Permit the
Trust or
any Fund
to comply
with
requireme
nts of
amendme
nts to Rule
2a-7
under the
Investmen
t
Company
Act of
1940, as
amended
(the ?1940
Act?),
including
to
involuntaril
y redeem
shares
held by
sharehold
ers who
do not
meet
qualificatio
ns for
ownership
or to
comply
with
applicable
laws and
regulation
s.

FOR
68,551,793,859.693
AGAINST
611,375,005.452
ABSTAIN
1,929,958,412.524
BROKER NON-VOTE
18,581,186,850.909


(b)	Permit the
Trustees
to
authorize
the Trust,
or any
Fund or
class, as
applicable,
to
dissolve,
convert,
merge,
consolidat
e,
reorganize
, sell all or
any part of
its assets,
exchange
shares or
re-
domicile
without
sharehold
er
approval,
to the
extent
permitted
under the
1940 Act.

FOR
61,721,974,272.950
AGAINST
7,391,892,163.229
ABSTAIN
1,979,260,841.490
BROKER NON-VOTE
18,581,186,850.909


(c)	Permit
future
amendme
nts to the
Declaratio
n of Trust
to be
made by
the
Trustees,
to the
extent that
a
sharehold
er vote is
not
required
under the
1940 Act
and that
those
amendme
nts are not
in
contravent
ion of
federal
securities
laws.

FOR
60,982,221,140.632
AGAINST
8,150,881,806.859
ABSTAIN
1,960,024,330.178
BROKER NON-VOTE
18,581,186,850.909


The Definitive Proxy
Statement for this Special
Meeting was filed with the
Securities and Exchange
Commission on June 18,
2015, and is incorporated by
reference. (File No. 811-
5950).


SHAREHOLDER
MEETING RESULTS
(UNAUDITED)
A Special Meeting of
Shareholders of Federated
Automated Cash
Management Trust,
Federated Automated
Government Cash
Reserves, Federated
California Municipal Cash
Trust, Federated Capital
Reserves Fund, Federated
Connecticut Municipal Cash
Trust, Federated Florida
Municipal Cash Trust,
Federated Georgia
Municipal Cash Trust,
Federated Government
Obligations Fund, Federated
Government Obligations
Tax-Managed Fund,
Federated Government
Reserves Fund, Federated
Liberty U.S. Government
Money Market Trust,
Federated Massachusetts
Municipal Cash Trust,
Federated Master Trust,
Federated Michigan
Municipal Cash Trust,
Federated Minnesota
Municipal Cash Trust,
Federated Money Market
Management, Federated
Municipal Obligations Fund,
Federated Municipal Trust,
Federated New Jersey
Municipal Cash Trust,
Federated New York
Municipal Cash Trust,
Federated North Carolina
Municipal Cash Trust,
Federated Ohio Municipal
Cash Trust, Federated
Pennsylvania Municipal
Cash Trust, Federated
Prime Cash Obligations
Fund, Federated Prime
Obligations Fund, Federated
Prime Value Obligations
Fund, Federated Tax-Free
Obligations Fund, Federated
Tax-Free Trust, Federated
Treasury Obligations Fund,
Federated Trust for U.S.
Treasury Obligations,
Federated U.S. Treasury
Cash Reserves, Federated
Virginia Municipal Cash
Trust and Tax-Free Money
Market Fund (collectively,
the ?Funds?),  portfolios of
Money Market Obligations
Trust  (the ?Trust?), was held
on August 6, 2015.  On June
8, 2015, the record date for
shareholders voting at the
meeting, there were
178,349,848,437 total
outstanding shares of the
Trust.

The following item was
considered by shareholders
of the Trust and the results
of their voting were as
follows:
AGENDA ITEM 1
To elect certain Trustees
(?Trustees?) of the Trust,
each to hold office for the
term inidcated.1
Name
   For
Against

Abstain
John T. Collins
82,247,412,683.875
1,206,600,137.258

2,937,326,406.466
G. Thomas Hough
82,472,127,518.626
972,044,673.236

2,947,167,035.737
Maureen Lally-Green
82,231,174,135.426
1,240,359,680.593

2,919,805,411.580
P. Jerome Richey
82,307,948,884.016
1,107,052,521.345

2,976,337,822.238
1	The following Trustees
continued their terms: John
F. Donahue, J. Christopher
Donahue, Peter E. Madden,
Charles F. Mansfield, Jr.,
Thomas M. O?Neill and John
S. Walsh.

Due to insufficient
affirmative shareholder vote
for the remaining
shareholder proposals, the
August 6, 2015 Special
Meeting of Shareholders of
the Funds was adjourned
until August 10, 2015 and
subsequently adjourned
again to August 12, 2015.

At the August 12, 2015
Special Meeting of
Shareholders, the following
items were considered by
shareholders of Trust and
the results of their voting
were as follows:
AGENDA ITEM 2
To modernize and make
more efficient the Trust?s
Declaration of Trust through
the following amendments:

(a)	Permit the
Trust or
any Fund
to comply
with
requireme
nts of
amendme
nts to Rule
2a-7
under the
Investmen
t
Company
Act of
1940, as
amended
(the ?1940
Act?),
including
to
involuntaril
y redeem
shares
held by
sharehold
ers who
do not
meet
qualificatio
ns for
ownership
or to
comply
with
applicable
laws and
regulation
s.

FOR
68,551,793,859.693
AGAINST
611,375,005.452
ABSTAIN
1,929,958,412.524
BROKER NON-VOTE
18,581,186,850.909


(b)	Permit the
Trustees
to
authorize
the Trust,
or any
Fund or
class, as
applicable,
to
dissolve,
convert,
merge,
consolidat
e,
reorganize
, sell all or
any part of
its assets,
exchange
shares or
re-
domicile
without
sharehold
er
approval,
to the
extent
permitted
under the
1940 Act.

FOR
61,721,974,272.950
AGAINST
7,391,892,163.229
ABSTAIN
1,979,260,841.490
BROKER NON-VOTE
18,581,186,850.909


(c)	Permit
future
amendme
nts to the
Declaratio
n of Trust
to be
made by
the
Trustees,
to the
extent that
a
sharehold
er vote is
not
required
under the
1940 Act
and that
those
amendme
nts are not
in
contravent
ion of
federal
securities
laws.

FOR
60,982,221,140.632
AGAINST
8,150,881,806.859
ABSTAIN
1,960,024,330.178
BROKER NON-VOTE
18,581,186,850.909